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                                                                      EXHIBIT 25

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary E. Pruitt, and William A. Butler, and David E. Olson, or any one of them, their attorneys-in-fact, for them in any and all capacities, to sign the Annual Report on Form 10-K of Univar Corporation for the fiscal year ended February 29, 1996, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes, may do or cause to be done by virtue hereof.


Signature                           Title                     Date

/s/ James W. Bernard
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James W. Bernard                    Director                  May 2, 1996

/s/ Sjoerd D. Eikelboom
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Sjoerd D. Eikelboom                 Director                  May 2, 1996

/s/ Richard E. Engebrecht
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Richard E. Engebrecht               Director                  May 2, 1996

/s/ Paul H. Hough
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Paul H. Hough                       Director                  May 2, 1996

/s/ Roger L. Kesseler
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Roger L. Kesseler                   Director                  May 2, 1996

/s/ Curtis P. Lindley
- -------------------------
Curtis P. Lindley                   Director                  May 2, 1996

/s/ N. Stewart Rogers
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N. Stewart Rogers                   Director                  May 2, 1996




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                                                          EXHIBIT 25 (Continued)

Signature                         Title                     Date


/s/ John G. Scriven
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John G. Scriven                   Director                  May 2, 1996

/s/ Andrew V. Smith
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Andrew V. Smith                   Director                  May 2, 1996

/s/ Roy E. Wansik
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Roy E. Wansik                     Director                  May 2, 1996

/s/ Nicolaas J. Westdijk
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Nicolaas J. Westdijk              Director                  May 2, 1996

/s/ James H. Wiborg
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James H. Wiborg                   Director                  May 2, 1996






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